Exhibit 10.2

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (OID). PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), TONY SHEN, A REPRESENTATIVE OF THE ISSUER HEREOF WILL, BEGINNING TEN DAYS AFTER THE ISSUE DATE OF THIS SECURITY, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i). MR. SHEN MAY BE REACHED AT TELEPHONE NUMBER (408) 550-5048.

SENIOR SECURED TERM LOAN DISCOUNT NOTE

$5,000,000.00	June 1, 2026

This Senior Secured Term Loan Discount Note (this “Note”) is being executed and delivered pursuant to that certain Term Loan, Security and Guaranty Agreement dated of even date herewith (as amended, modified, supplemented or restated from time to time, the “Loan Agreement”), by and among PHOENIX MOTOR, INC., a Delaware corporation (the “Borrower”), the Guarantors from time to time a party thereto and CONCRETE JUNGLE LTD., a company organized and existing under the laws of the British Virgin Islands (or its registered assigns) (the “Lender”). Unless otherwise stated, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. In addition, the rules of construction and interpretation specified in Sections 1.2 through 1.4 of the Loan Agreement shall likewise govern the construction and interpretation of this Note.

FOR VALUE RECEIVED, the Borrower hereby promises to pay to the Lender (or its registered assigns) at the Payment Office (or such other place as the holder hereof may from time to time designate to the Borrower in writing) the principal sum of Five Million and No Dollars ($5,000,000.00), payable in the amounts and at the times as set forth in the Loan Agreement, and interest accruing on the principal balance of this Note from time to time outstanding, all in accordance with the provisions of the Loan Agreement. Upon and after the occurrence of an Event of Default, and during the continuation thereof, interest shall be payable at the applicable Default Rate until such Event of Default has been waived by the Lender. In no event, however, shall interest hereunder exceed the Maximum Legal Rate.

This Promissory Note is the “Note” referred to in the Loan Agreement. Payment and performance of this Note is, among other things, secured by Liens granted in favor of the Lender pursuant to the Loan Agreement and guarantied by the Guarantors pursuant to the Loan Agreement, and the Lender is entitled to the rights and benefits contained in the Loan Agreement and the other Loan Documents.

If an Event of Default under Section 9 of the Loan Agreement shall occur, this Note and the other Obligations shall be become immediately due and payable pursuant to the provisions of the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles.

To the fullest extent permitted by applicable law, each Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Agreement, this Note or any other Loan Documents; (b) all rights to notice and a hearing prior to Agent’s taking possession or control of, or to Agent’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

The Borrower agrees to pay to the Lender all fees and expenses described in the Loan Agreement and the other Loan Documents in accordance with their respective terms.

[Signature Page Follows]

1

IN WITNESS WHEREOF, this Note has been duly executed by the Borrower as of the first date written above.

PHOENIX MOTOR INC.,
a Delaware corporation

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Its:	Chairman and Chief Executive Officer

[Signature Page to Senior Secured Term Loan Discount Note]